EXHIBIT 10.4

Fifth Amendment to the SunTrust Banks, Inc.

Supplemental Executive Retirement Plan

(Amended and Restated Effective January 1, 2001)

WHEREAS, SunTrust Banks, Inc. (the “Corporation”) has adopted and sponsors the SunTrust Banks, Inc. Retirement Plan (the “SERP”); and

WHEREAS, § 11 of the SERP authorizes the Compensation Committee of the Corporation’s Board (the “Committee”) to amend the SERP from time to time and § 3 provides that the Committee may designate key employees to participate in the SERP; and

WHEREAS, on December 8, 2004, the Committee delegated authority to the Director of Human Resources to amend or terminate employee benefit plans of the Corporation and acquired entities in order to coordinate employee benefits, without further approval of the Committee except as to any matter that counsel to the Corporation considers to have a material adverse impact on the Corporation; and

WHEREAS, on January 6, 2005, the Committee approved Thomas M. Garrott (“Mr. Garrott”) as a new Tier II Participant in the SERP based on his employment agreement with National Commerce Financial Corporation dated November 1, 2001 (as amended by the First Amendment dated February 18, 2002) (the “Employment Agreement”); and

WHEREAS, on April 18, 2005, the Committee approved an amendment to the SERP to provide a definition of annual pay as equal to $1,737,500 for purposes of the calculation of Mr. Garrott’s SERP benefit for the period he is employed on a part-time basis, pursuant to the terms of the Employment Agreement.

NOW, THEREFORE, IN WITNESS WHEREOF, as authorized by the Committee, the Human Resources Director hereby adopts the following amendments to the SERP, effective as of the dates set forth below:

1.	The definition of Retirement Plan in § 2.14 is amended by adding the following language to the end of that section, effective as of October 1, 2004:

“Retirement Plan” also includes a pension plan in which a Participant participates and which (a) provides a benefit based on a defined benefit type formula (including, but not limited to, a cash balance plan or a pension equity plan, such as the National Commerce Financial Corporation Retirement Plan), (b) is intended to be a qualified plan pursuant to § 401(a) of the Code and (c) is sponsored by SunTrust or an Affiliate as a result of a merger or purchase or other corporate transaction involving another entity.

2.	Exhibit A to the SERP document (effective as of January 1, 2001) is amended and restated as set forth on the attached Exhibit A and incorporated herein by reference, effective as of October 1, 2004.

3.	Exhibit D to the SERP document (effective as of January 1, 2001) is amended and restated as set forth on the attached Exhibit D and incorporated herein by reference, effective as of September 1, 2005.

EXECUTED this 15th day of September, 2005.

SunTrust Banks, Inc.		Attest

By:	/s/ Mary T. Steele	By:
Mary T. Steele
	Human Resources Director	Title:

Exhibit A

SUNTRUST BANKS, INC.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

EFFECTIVE AS OF JANUARY 1, 2001

§ 2.8, Other Retirement Arrangement

As Amended Effective October 1, 2004

Pursuant to § 2.8, Other Retirement Arrangement means any plan, program, arrangement or agreement (a) that is maintained by SunTrust or an Affiliate, (b) that provides a benefit calculated as a defined-benefit type benefit and (c) in which a Participant also participates, including but not limited to those plans set forth below:

•	Crestar Financial Corporation Supplemental Executive Retirement Plan (“Crestar SERP”)

•	Crestar Financial Corporation Excess Benefit Plan (“Crestar Excess Plan”) and Crestar Financial Corporation Additional Nonqualified Executive Plan (“Crestar ANEX Plan”), but only to the extent of such Plan’s defined-benefit type benefits and excluding any defined-contribution type benefits.

•	National Commerce Financial Corporation Equity Investment Plan (including any predecessor plan)

Exhibit D

SUNTRUST BANKS, INC.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

EFFECTIVE AS OF JANUARY 1, 2001

§§ 2.21 and 2.22, Tier 1 and Tier 2 Participants

Updated As of September 1, 2005

On November 14, 2000, the Committee designated the following executives as Tier 1 and Tier 2 Participants effective as of January 1, 2001:

Name	Formula	Participation Date	Benefit Service Start Date	Special Features
John W. Clay, Jr.	Tier 1		Hire	• Special lump sum (PBGC)

• Special early retirement reduction (service prorate, 5% from age 60)

• 100% vested on 2/1/2000, regardless of age and service

• Restricted Stock substituted for PUP in 2003 – 2005 cycle

• Effective 1/1/2005, PUP is limited to 2004 level (target, minimum, maximum)

Theodore J. Hoepner	Tier 1		Hire	• Special lump sum (PBGC)

• Special early retirement reduction (service prorate, 5% from age 60)

• 100% vested on 2/1/2000, regardless of age and service

• Restricted Stock substituted for PUP in 2003 – 2005 cycle

• Effective 1/1/2005, PUP is limited to 2004 level (target, minimum, maximum)

Phillip L. Humann	Tier 1		Hire	• Special lump sum (PBGC)

• Special early retirement reduction (service prorate, 5% from age 60)

• 100% vested on 2/1/2000, regardless of age and service

• Restricted Stock substituted for PUP in 2003 – 2005 cycle

• Effective 1/1/2005, PUP is limited to 2004 level (target, minimum, maximum)

John W. Spiegel	Tier 1		Hire	• Special lump sum (PBGC)

• Special early retirement reduction (service prorate, 5% from age 60)

• 100% vested on 2/1/2000, regardless of age and service

• Restricted Stock substituted for PUP in 2003 – 2005 cycle

• Effective 1/1/2005, PUP is limited to 2004 level (target, minimum, maximum)

James M. Wells, III	Tier 1	1/1/2001— but only upon election of Tier 1 formula and waiver of Crestar SERP benefit	Hire	• Special lump sum (PBGC)
• Special early retirement reduction (service prorate, 5% from age 60)
• 100% vested on 2/1/2000, regardless of age and service
• Restricted Stock substituted for PUP in 2003 – 2005 cycle
• Effective 1/1/2005, PUP is limited to 2004 level (target, minimum, maximum)

Exhibit D

SUNTRUST BANKS, INC.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

EFFECTIVE AS OF JANUARY 1, 2001

§§ 2.21 and 2.22, Tier 1 and Tier 2 Participants

Updated As of September 1, 2005

Name	Formula	Participation Date	Benefit Service Start Date	Special Features
Robert H. Coords	Tier 2	1/1/2001	Hire
Donald S. Downing	Tier 2	1/1/2001	Hire
Samuel O. Franklin, III	Tier 2	1/1/2001	Hire
Charles T. Hill	Tier 2	1/1/2001	Hire	Benefit is the better of Tier 2 or Crestar SERP.
Craig Kelly	Tier 2	1/1/2001	Hire	Benefit is the better of Tier 2 or Crestar SERP.
George W. Koehn	Tier 2	1/1/2001	Hire
Carl F. Mentzer	Tier 2	1/1/2001	Hire
Joy Welder Morgan	Tier 2	1/1/2001	Hire
Dennis M. Patterson	Tier 2	1/1/2001	Hire
William H. Rogers, Jr.	Tier 2	1/1/2001	Hire
Robert C. Shufeldt	Tier 2	1/1/2001	Hire
Robert C. Whitehead	Tier 2	1/1/2001	Hire
E. Jenner Wood, III	Tier 2	1/1/2001	Hire

The following individuals were designated by the Committee as Tier 2 Participants on August 13, 2002:

Name	Formula	Participation Date	Benefit Service Start Date	Special Features
Sandra Winstead Jansky	Tier 2	4/15/2002	Hire
Sterling Edmunds, Jr.	Tier 2	8/13/2002	Hire
Cecil Eugene Kirby	Tier 2	8/13/2002	Hire
Mary T. Steele	Tier 2	8/13/2002	Hire

The following individuals were designated by the Committee as Tier 2 Participants on November 8, 2004:

Name	Formula	Participation Date	Benefit Service Start Date	Special Features
Raymond D. Fortin	Tier 2	11/8/2004	Hire
David F. Dierker	Tier 2	11/8/2004	Hire
Mark A. Chancy	Tier 2	11/8/2004	Hire
Thomas G. Kuntz	Tier 2	11/8/2004	Hire

The following individuals who were former key officers of National Commerce Financial Corporation or its affiliates were designated by the Committee as Tier 2 Participants on November 8, 2004:

Name	Formula	Participation Date	Benefit Service Start Date	Special Features
William L. Reed, Jr.	Tier 2	1/1/2005	8/1/2001	• NCF SERP (before offsets) is a minimum to the Tier 2 SERP minus PIA (before other offsets).

• Tier 2 SERP benefit is offset by NCF SERP benefit.

• NCF SERP earnings (base plus bonus paid) will be used for years prior to 2005.

Exhibit D

SUNTRUST BANKS, INC.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

EFFECTIVE AS OF JANUARY 1, 2001

§§ 2.21 and 2.22, Tier 1 and Tier 2 Participants

Updated As of September 1, 2005

• SunTrust SERP earnings (base plus bonus earned) will be used for years after 2004.

• 2005 is a transition year for earnings. Depending on which calculation produces the larger FAE, either the 2004 or 2005 earnings will be adjusted as follows:

• 2004 earnings will be NCF SERP earnings (2004 base plus 2004 bonuses paid) plus 2005 MIP paid, or

• 2005 earnings will be SunTrust SERP earnings (2005 base plus 2005 MIP earned) plus 2005 MIP paid.

David T. Popwell	Tier 2	1/1/2005	8/1/2001	• NCF SERP (before offsets) is a minimum to the Tier 2 SERP minus PIA (before other offsets).

• Tier 2 SERP benefit is offset by NCF SERP benefit.

• NCF SERP earnings (base plus bonus paid) will be used for years prior to 2005.

• SunTrust SERP earnings (base plus bonus earned) will be used for years after 2004.

• 2005 is a transition year for earnings. Depending on which calculation produces the larger FAE, either the 2004 or 2005 earnings will be adjusted as follows:

• 2004 earnings will be NCF SERP earnings (2004 base plus 2004 bonuses paid) plus 2005 MIP paid, or

• 2005 earnings will be SunTrust SERP earnings (2005 base plus 2005 MIP earned) plus 2005 MIP paid.

James Scott Edwards	Tier 2	1/1/2005	Hire	• NCF SERP (before offsets) is a minimum to the Tier 2 SERP minus PIA (before other offsets).

• Tier 2 SERP benefit is offset by NCF SERP benefit.

• NCF SERP earnings (base plus bonus paid) will be used for years prior to 2005.

• SunTrust SERP earnings (base plus bonus earned) will be used for years after 2004.

• 2005 is a transition year for earnings. Depending on which calculation produces the larger FAE, either the 2004 or 2005 earnings will be adjusted as follows:

• 2004 earnings will be NCF SERP earnings (2004 base plus 2004 bonuses paid) plus 2005 MIP paid, or

• 2005 earnings will be SunTrust SERP earnings (2005 base plus 2005 MIP earned) plus 2005 MIP paid.

Exhibit D

SUNTRUST BANKS, INC.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

EFFECTIVE AS OF JANUARY 1, 2001

§§ 2.21 and 2.22, Tier 1 and Tier 2 Participants

Updated As of September 1, 2005

Richard L. Furr	Tier 2	1/1/2005	Hire	• NCF SERP (before offsets) is a minimum to the Tier 2 SERP minus PIA (before other offsets).

• Tier 2 SERP benefit is offset by NCF SERP benefit.

• NCF SERP earnings (base plus bonus paid) will be used for years prior to 2005.

• SunTrust SERP earnings (base plus bonus earned) will be used for years after 2004.

• 2005 is a transition year for earnings. Depending on which calculation produces the larger FAE, either the 2004 or 2005 earnings will be adjusted as follows:

• 2004 earnings will be NCF SERP earnings (2004 base plus 2004 bonuses paid) plus 2005 MIP paid, or

• 2005 earnings will be SunTrust SERP earnings (2005 base plus 2005 MIP earned) plus 2005 MIP paid.

John J. Mistretta	Tier 2	1/1/2005	Hire	• NCF SERP (before offsets) is a minimum to the Tier 2 SERP minus PIA (before other offsets).

• Tier 2 SERP benefit is offset by NCF SERP benefit.

• NCF SERP earnings (base plus bonus paid) will be used for years prior to 2005.

• SunTrust SERP earnings (base plus bonus earned) will be used for years after 2004.

• 2005 is a transition year for earnings.

• Depending on which calculation produces the larger FAE, either the 2004 or 2005 earnings will be adjusted as follows:

• 2004 earnings will be NCF SERP earnings (2004 base plus 2004 bonuses paid) plus 2005 MIP paid, or

• 2005 earnings will be SunTrust SERP earnings (2005 base plus 2005 MIP earned) plus 2005 MIP paid.

Thomas M. Garrott	Tier 1		8/1/2001	• The annual amount of the SERP Compensation used to calculate the SERP Benefit will be equal to $1,737,500 for the period during which Mr. Garrott is employed on a part-time basis.

• NCF SERP (before offsets) is a minimum to the Tier 2 SERP minus PIA (before other offsets).

• Tier 2 SERP benefit is offset by NCF SERP benefit.

• NCF SERP earnings (base plus bonus paid) will be used for years prior to 2005.

• SunTrust SERP earnings (base plus bonus earned) will be used for years after 2004.

Exhibit D

SUNTRUST BANKS, INC.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

EFFECTIVE AS OF JANUARY 1, 2001

§§ 2.21 and 2.22, Tier 1 and Tier 2 Participants

Updated As of September 1, 2005

• 2005 is a transition year for earnings. Depending on which calculation produces the larger FAE, either the 2004 or 2005 earnings will be adjusted as follows:

• 2004 earnings will be NCF SERP earnings (2004 base plus 2004 bonuses paid) plus 2005 MIP paid, or

• 2005 earnings will be SunTrust SERP earnings (2005 base plus 2005 MIP earned) plus 2005 MIP paid.